UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): June 1, 2009


                                 CNB CORPORATION



Incorporated under the     Commission File No. 2-96350       I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                57-0792402


                                  P.O. Box 320
                          Conway, South Carolina 29528
                             Telephone: 843-248-5271


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

         The Company began a limited offering of up to 25,000 shares of the Company's Common Stock, $10.00 par value per share, in March, 2009. The offering price is $158.00 per share with a minimum purchase of 25 shares, or $3,950, and an aggregate offering amount of $3,950,000. On May 6, 2009, the aggregate number of shares sold to date exceeded one percent of total shares outstanding at commencement of the offering, and a Form 8-K was filed setting forth the required information. On June 1, 2009, the aggregate number of shares sold since the previous Form 8-K filing exceeded one percent of total shares outstanding on May 6, 2009. There were no underwriting discounts or commissions. The shares were offered to and purchased by selected accredited investors and nonaccredited investors employed by or having a business relationship with the Company (limited to 35 purchasers). The shares were offered in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 thereunder. The offering terminated June 1, 2009.

         The dates on which shares were sold, and the number of shares sold on each such date were as follow:

            Date                               No. Shares Issued
            ----                               -----------------

            5/11/09                                     25
            5/14/09                                  1,417
            5/18/09                                    754
            5/20/09                                  1,070
            5/27/09                                  1,776
            5/29/09                                  3,374

            6/1/09                                   1,000
                                                     -----
            TOTAL                                    9,416

            AGGREGATE PROCEEDS               $1,487,728.00

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           CNB Corporation
                           (Registrant)



   Date: June 2, 2009       By: s/L. Ford Sanders, II
                               ------------------------------------------------
                               L. Ford Sanders, II
                               Executive Vice President, Chief Financial
                               Officer and Treasurer